UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2012

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreements.

On April 5, 2012, NRG Energy, Inc., (“NRG”), the subsidiaries of NRG named in the fifty-second supplemental indenture (as described below) (collectively, the “Existing Guarantors”), NRG Dispatch Services LLC, NRG Home Solutions Product LLC, NRG Home and Business Solutions LLC, NRG Identity Protect LLC, NRG Renter’s Protection LLC, NRG Security LLC, NRG Unemployment Protection LLC and NRG Warranty Services LLC (collectively, the “Guaranteeing Subsidiaries”) and Law Debenture Trust Company of New York, as trustee (the “Trustee”), entered into the fifty-eighth supplemental indenture (the “Fifty-Eighth Supplemental Indenture”), supplementing the indenture, dated as of February 2, 2006 (the “Base Indenture”), as supplemented by the ninth supplemental indenture, dated as of November 21, 2006, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 7.375% senior notes due 2017 (the “2017 Notes”),  the twelfth supplemental indenture, dated as of July 19, 2007, among NRG, the guarantors party thereto and the Trustee, the fifteenth supplemental indenture, dated as of August 28, 2007, among NRG, the guarantors party thereto and the Trustee, the eighteenth supplemental indenture, dated as of April 28, 2009, among NRG, the guarantors party thereto and the Trustee, the twenty-first supplemental indenture, dated as of May 8, 2009, among NRG, the guarantors party thereto and the Trustee, the twenty-sixth supplemental indenture, dated as of October 5, 2009, among NRG, the guarantors party thereto and the Trustee, the thirtieth supplemental indenture, dated as of April 16, 2010, among NRG, the guarantors party thereto and the Trustee, the thirty-fourth supplemental indenture, dated as of June 22, 2010, among NRG, the guarantors party thereto and the Trustee, the thirty-ninth supplemental indenture, dated as of December 15, 2010, among NRG, the guarantors party thereto and the Trustee, the forty-sixth supplemental indenture, dated as of May 20, 2011, among NRG, the guarantors party thereto and the Trustee, and the fifty-second supplemental indenture, dated as of November 8, 2011, among NRG, the Existing Guarantors and the Trustee.  Pursuant to the Fifty-Eighth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2017 Notes.

On April 5, 2012, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the fifty-third supplemental indenture (the “Fifty-Ninth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the twenty-second supplemental indenture, dated as of June 5, 2009, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $700,000,000 aggregate principal amount of 8.50% senior notes due 2019 (the “8.50% 2019 Notes”), the twenty-third supplemental indenture, dated as of July 14, 2009, among NRG, the guarantors party thereto and the Trustee, the twenty-seventh supplemental indenture, dated as of October 5, 2009, among NRG, the guarantors party thereto and the Trustee, the thirty-first supplemental indenture, dated as of April 16, 2010, among NRG, the guarantors party thereto and the Trustee, the thirty-fifth supplemental indenture, dated as of June 23, 2010, among NRG, the guarantors party thereto and the Trustee, the fortieth supplemental indenture, dated as of December 15, 2010, among NRG, the guarantors party thereto and the Trustee, the forty-seventh supplemental indenture, dated as of May 20, 2011, among NRG, the guarantors party thereto and the Trustee, and the fifty-third supplemental indenture, dated as of November 8, 2011, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Fifty-Ninth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 8.50% 2019 Notes.

On April 5, 2012, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the sixtieth supplemental indenture (the “Sixtieth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the thirty-sixth supplemental indenture, dated as of August 20, 2010, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 8.25% senior notes due 2020 (the “2020 Notes”), the forty-first supplemental indenture, dated as of December 15, 2010, among NRG, the guarantors party thereto and the Trustee, the forty-third supplemental indenture, dated as of April 22, 2011, among NRG, the guarantors party thereto and the Trustee, the forty-eighth supplemental indenture, dated as of May 20, 2011, among NRG, the guarantors party thereto and the Trustee, and the fifty-fourth supplemental indenture, dated as of November 8, 2011, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Sixtieth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2020 Notes.

On April 5, 2012, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the sixty-first supplemental indenture (the “Sixty-First Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the forty-second supplemental indenture, dated as of January 26, 2011, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.625% senior notes due 2018 (the “2018 Notes”), the forty-ninth supplemental indenture, dated as of May 20, 2011, among NRG, the guarantors party thereto and the Trustee, and the fifty-fifth supplemental indenture, dated as of November 8, 2011, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Sixty-First Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2018 Notes.

On April 5, 2012, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the sixty-second supplemental indenture (the “Sixty-Second Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the fiftieth supplemental indenture, dated as of May 24, 2011, among NRG, the Existing Guarantors and the Trustee, pursuant to which NRG issued $800,000,000 aggregate principal amount of 7.625% senior notes due 2019 (the “7.625% 2019 Notes”), and the fifty-sixth supplemental indenture, dated as of November 8, 2011, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Sixty-Second Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 7.625% 2019 Notes.

On April 5, 2012, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the sixty-third supplemental indenture (the “Sixty-Third Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the fifty-first supplemental indenture, dated as of May 24, 2011, among NRG, the Existing Guarantors and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.875% senior notes due 2021 (the “2021 Notes”), and the fifty-seventh supplemental indenture, dated as of November 8, 2011, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Sixty-Third Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2021 Notes.

A copy of the Fifty-Eighth Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Fifty-Ninth Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Sixtieth Supplemental Indenture is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Sixty-First Supplemental Indenture is attached as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Sixty-Second Supplemental Indenture is attached as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Sixty-Third Supplemental Indenture is attached as Exhibit 4.6 to this Current Report on Form 8-K and is incorporated by reference herein. The descriptions of the material terms of the Fifty-Eighth Supplemental Indenture, the Fifty-Ninth Supplemental Indenture, the Sixtieth Supplemental Indenture, the Sixty-First Supplemental Indenture, the Sixty-Second Supplemental Indenture and the Sixty-Third Supplemental Indenture are qualified in their entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

The Exhibit Index attached to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

By:	/s/ Michael R. Bramnick

Michael R. Bramnick
Executive Vice President and General Counsel

April 6, 2012

EXHIBIT INDEX

Exhibit No.	Document

4.1

Fifty-Eighth Supplemental Indenture, dated as of April 5, 2012, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.2

Fifty-Ninth Supplemental Indenture, dated as of April 5, 2012, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.3

Sixtieth Supplemental Indenture, dated as of April 5, 2012, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.4

Sixty-First Supplemental Indenture, dated as of April 5, 2012, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.5

Sixty-Second Supplemental Indenture, dated as of April 5, 2012, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.6

Sixty-Third Supplemental Indenture, dated as of April 5, 2012, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.